EXHIBIT 31.2

        CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
               SECTION 302 OF THE SARBANES-OXLEY ACT
        ----------------------------------------------------

     I, Prapaipan Chayawatana, hereby certify that:

1. I have reviewed this annual report on Form 10K-SB of Lam Liang
Corp.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects our financial condition, results of operations and cash flows as of, and for, the periods presented in this annual report.

4. The other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to Lam Liang Corp., including its subsidiaries, if any, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of our disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The other certifying officers and I have disclosed, based on our most recent evaluation, to our auditors and the audit committee of our board of directors (or persons performing the equivalent functions):

a) that there were no significant deficiencies in the design or operation of internal controls which could adversely affect our ability to record, process, summarize and report financial data and have further advised our auditors that there we are not aware of any material weaknesses in our internal controls; and

b) that there was no fraud, whether or not material, that involved our management or other employees who have a significant role in our internal controls; and

6. The other certifying officers and I have indicated in this annual that there were no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation.

                                   Lam Liang Corp., Registrant

Dated: February 6, 2006            /s/ Prapaipan Chayawatana
                                   -------------------------------------
                                   By: Prapaipan Chayawatana, Chief
                                   Financial Officer, Principal
                                   Accounting Officer, Treasurer and
                                   Director